SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2004

LONG BEACH SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement,
dated as of August 1, 2004, providing for the issuance of
Asset-Backed Certificates, Series 2004-5)

  (Exact name of registrant as specified in its charter)

Delaware	333-109318	33-0917586

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 South Douglass Road Suite 100 Anaheim, California	92806

(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code:  (714) 939-5200

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 20, 2004, a single series of certificates, entitled Long Beach Mortgage Loan Trust 2004‑5, Asset-Backed Certificates, Series 2004‑5 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2004 (the “Agreement”), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the “Depositor”), Long Beach Mortgage Company as master servicer (“Long Beach”) and Deutsche Bank National Trust Company as trustee (the “Trustee”).  The Certificates consist of twenty classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates”, “Class A-2 Certificates”, “Class A-3 Certificates”, “Class A-4 Certificates”, “Class A-5 Certificates”, “Class A-6 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates”, “Class R-CX Certificates” and “Class R-PX Certificates”.  The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of first lien, adjustable-rate and fixed-rate residential mortgage loans (the “Mortgage Pool”) having original terms to maturity up to 30 years (the “Mortgage Loans”).  The Mortgage Pool consists of Mortgage Loans having an aggregate scheduled principal balance of $1,015,407,092.63 as of August 1, 2004 (the “Cut-off Date”).  The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 18, 2004, (the “Purchase Agreement”) between Long Beach and the Depositor.  The Depositor, Long Beach, Lehman Brothers Inc. and WaMu Capital Corp. (together, Lehman Brothers Inc. and WaMu Capital Corp. are the “Underwriters”), as Underwriters, have entered into an Underwriting Agreement dated as of July 23, 2004 for the purchase of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class B-1 Certificates and Class B-2 Certificates.

    The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
A-1	$603,510,000.00	Variable
A-2	$148,617,000.00	Variable
A-3	$73,070,000.00	Variable
A-4	$35,360,000.00	Variable
A-5	$27,924,000.00	Variable
A-6	$22,847,000.00	Variable
M-1	$15,231,000.00	Variable
M-2	$22,847,000.00	Variable
M-3	$10,154,000.00	Variable
M-4	$10,154,000.00	Variable
M-5	$7,615,000.00	Variable
M-6	$12,694,000.00	Variable
M-7	$5,077,000.00	Variable
B-1	$7,616,000.00	5.00%
B-2	$7,616,000.00	5.00%
C	~$5,074,992.63	Variable
P	$100.00	N/A
R	100.00%	N/A
R-CX	100.00%	N/A
R-PX	100.00%	N/A

The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class B-1 Certificates and Class B-2 Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated February 10, 2004, and the Prospectus Supplement, dated August 18, 2004, as amended by the Supplement thereto dated August 19, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b).  The Class C Certificates, Class P Certificates, Class R Certificates, Class R-CX Certificates and Class R-PX Certificates have not been and will not be publicly offered by the Depositor.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

    (a)        Not applicable

    (b)        Not applicable

    (c)        Exhibits:

Exhibit No.	Description

4.1	Pooling and Servicing Agreement, dated as of August 1, 2004, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2004-5 Certificates.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 26, 2004

LONG BEACH SECURITIES CORP.

By:	/s/ Deven Patel

Name: Deven Patel
Title: Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page

4.1	Pooling and Servicing Agreement, dated as of August 1, 2004, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2004-5 Certificates.	7